Exhibit 10.22

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE HONEST COMPANY, INC. TREATS AS PRIVATE OR CONFIDENTIAL.

Amendment Three

Logistics Services Agreement

This Amendment Three (“Amendment”) to the Agreement by and between Ozburn-Hessey Logistics, LLC d/b/a OHL (“OHL”) and The Honest Company (“Honest”) collectively referred to as the (“Parties”), is made and entered into as of this 4th day of December, 2014.

Whereas OHL and Honest entered into a Logistics Services Agreement dated January 27, 2014, (the “Agreement”);

Whereas OHL and Honest desire to amend the Agreement for the purpose of OHL storing and handling overflow of Honest Products as stated herein;

1.

Effective as of December 8, 2014 through December 31, 2014, the overflow storage provided by OHL will be relocated from the Warehouse facility located at 4060 East Jurupa Street, Ontario, CA 91761 (“Ontario Overflow Facility”) to the Warehouse facility located at 1710 W. Baseline Road, Rialto, CA (“Rialto Overflow Facility”).

2.	Outbound shipments from the Rialto Overflow Facility will be shipped to the Honest distribution location.

3.

Rates for the Services to be provided at the Rialto Overflow Facility shall be as stated within the following Exhibit B – Rates (Rialto Overflow Facility). Additional services and applicable rates shall be mutually agreed upon by the Parties.

All other terms of the Agreement not specifically stated or amended herein remain unchanged.

In witness whereof, the Parties hereto have caused this Amendment to be executed by their duly authorized representatives.

Ozburn-Hessey Logistics, LLC	The Honest Company

/s/ Randy Tucker	/s/ Catherine Chen
Randy Tucker, President Contract Logistics and Transportation Management	Catherine Chen, VP of Operations Name and Title

Date: 12/5/14	Date: 12/5/2014

Exhibit B – Rates (Rialto Overflow Facility)

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